===============================================================================

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     JUNIATA VALLEY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                        JUNIATA VALLEY FINANCIAL CORP.
                            Bridge and Main Streets
                              Post Office Box 66
                            Mifflintown, PA  17059
                           Telephone (717) 436-8211

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    Date:  April 18, 2000
                    Time:  10:30 a.m.
                    Place: Clarion Inn, Burnham, Pennsylvania

Matters to be voted on:

     1.   Election of Directors.  Election of five Class A Directors to serve
          ---------------------
until the 2003 annual meeting.

     2.   2000 Incentive Stock Option Plan.  Approval of our 2000 Incentive
          --------------------------------
Stock Option Plan.

     3.   Other Business.  Any other business properly brought before the
          --------------
shareholders at the meeting.


     You can vote your shares of common stock if our records show that you owned the shares at the close of business on March 13, 2000 (the "Record Date"). Your vote at the annual meeting is very important to us. Please vote your shares of common stock by completing the enclosed proxy and returning it to us in the enclosed prepaid envelope. This proxy will not be used if you are present at the meeting and desire to vote in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS,


                                   RONALD H. WITHERITE
                                   Secretary

Mifflintown, Pennsylvania
March 14, 2000

                        JUNIATA VALLEY FINANCIAL CORP.

                                PROXY STATEMENT
                                March 14, 2000

                              GENERAL INFORMATION


     This proxy statement has information about the annual meeting of shareholders of Juniata Valley Financial Corp. ("JVF"). JVF's management prepared this proxy statement for the board of directors. We first mailed this proxy statement and the enclosed proxy card to shareholders on March 14, 2000.

     We will pay the costs of preparing, printing and mailing the proxy and all related materials. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person.

     Our executive offices are located at Bridge and Main Streets, Mifflintown, Pennsylvania 17059, and our telephone number is (717) 436-8211. Our mailing address is P. O. Box 66, Mifflintown, Pennsylvania 17059.

Shareholder Proposals for the 2001 Annual Meeting of Shareholders

     If you want to include a shareholder proposal in the proxy statement for the 2001 annual meeting, you must deliver the proposal to our secretary at our executive offices by November 15, 2000.

     If the date of our next annual meeting is advanced or delayed by more than 30 days from April 17, 2001, we will promptly inform you of the change of the annual meeting and the date by which shareholder proposals must be received.

                                    VOTING

Who  can vote?

     You can vote your shares of common stock if our records show that you owned the shares at the close of business on March 13, 2000 (the "Record Date"). A total of 2,225,871 shares of common stock were outstanding on the Record Date and can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote. We will hold the annual meeting if the holders of a majority of the shares of the common stock entitled to vote either sign and return their proxy cards or attend the meeting in person.

     The Trust Department of our subsidiary bank, The Juniata Valley Bank (the "Bank"), as sole trustee, holds 169,264 shares of common stock. The Trust Department may vote these shares at the annual meeting.

     As of the Record Date:

     . Management of JVF beneficially owned a total of 6.99% of our common stock;

     . the Bank's Trust Department, as corporate fiduciary, owned 7.60% of our common stock; and

     . to our knowledge, no shareholder beneficially owned 5% or more of our common stock.

What vote is required?

     All matters to be voted on at the annual meeting, including election of directors, must be approved by the holders of a majority of the shares of common stock entitled to vote.

What if other matters come up at the annual meeting?

     The matters described in this proxy statement are the only matters we know will be voted on at the meeting. If other matters are properly presented at the annual meeting, the proxyholders named in the enclosed proxy card will vote your shares as they see fit.

How are votes counted?

     At the annual meeting, our judges of election will manually count all votes which are cast in person or by proxy.

     Voting is an important right of shareholders. If you abstain or otherwise fail to cast a vote on any matter, the abstention or failure is not a vote and will not be counted.

Can I change my vote after I return my proxy card?

     Yes. At any time before the vote on a proposal, you can change your vote either by:

     .    giving JVF's secretary a written notice revoking your proxy card; or

     .    signing, dating and returning to us a new proxy card.

     We will honor the proxy card with the latest date.

Can I vote in person at the annual meeting?

     Yes. We encourage you to complete and return the proxy card to ensure that your vote is counted. However, you may attend the meeting and vote in person whether or not you have previously returned a proxy card.

                         ELECTION OF DIRECTORS OF JVF

     With respect to electing directors, JVF's bylaws provide as follows:

     . the board of directors will consist of not less than five nor more than 25 directors;

     . there will be three classes of directors, as nearly equal in number as possible;

     .    each class will be elected for a term of three years; and

     . each class will be elected in a separate election, so that the term of office of one class of directors will expire in each year.


     At the annual meeting, we will nominate the five persons named in this proxy statement as Class A Directors. Although we don't know of any reason why any of these nominees might not be able to serve, we will propose a substitute nominee if any nominee is not available for election.

     Shareholders also can nominate persons to be directors. If you want to nominate someone, you must deliver or mail a notice to the secretary of JVF not less than 45 days prior to the date of the annual meeting. Your notice must state your name and residence address and the number of shares of JVF which you own. Your notice must also contain the following information on each proposed nominee:

     .    the name, address and age of the nominee;

     .    the principal occupation of the nominee;

     .    the number of shares of JVF common stock owned by the nominee; and

     . the total number of shares that, to your knowledge, will be voted for the nominee.

     If you do not follow this procedure, the Chairman of the meeting will disregard your nominations and the judges of election will disregard any votes cast for your nominees.

     The proxyholders named in the proxy card intend to vote for the election of the five persons listed as Class A Directors to serve until the 2003 annual meeting. Unless you indicate otherwise, your proxy will be voted in favor of the election of those nominees. Each nominee for the position of Class A Director is currently a director of JVF and the Bank.

     The following table shows the name and age of each nominee and the current directors in each class. The table also shows the following information on each nominee and director:

     . business experience, including principal occupation for the past five years;

     . the period during which he or she has served as a director of JVF and the Bank; and

     . the number and percentage of outstanding shares of common stock of JVF which he or she beneficially owned as of the Record Date.


                                      Business Experience
                                      Including Principal                 Amount and     Percentage
                                         Occupation                       Nature of          of
                                          for the             Director    Beneficial     Outstanding
Name and Age                          Past Five Years         Since/1/    Ownership/2/   Stock Owned
------------                          ---------------         -----       ---------      -----------
CLASS A Directors to be elected for a three-year term ending in 2003.

A. Jerome Cook                     Chairman and CEO             1976         4,933            *
  Age 59                           of The Juniata Valley
                                   Bank and Juniata Valley
                                   Financial Corp.

Martin L. Dreibelbis               Self-employed                1998         2,032            *
  Age 46                           Petroleum Consultant
                                   Mifflintown, PA

Marshall L. Hartman                Retired President,           1998        30,670            1.38%
  Age 61                           Lewistown Trust Co.
                                   Lewistown, PA

Robert K. Metz                     President, Metz              1998        12,362            *
  Age 58                           Poultry Farms, Inc.
                                   Belleville, PA

Richard M. Scanlon, DMD            Self-employed Dentist        1998         1,440            *
  Age 51                           Lewistown, PA


CLASS C Directors to continue in office to 2002.

Joe E. Benner                      Owner, Benner                1996         4,046            *
  Age 61                           Automotive
                                   Mifflintown, PA

Francis J. Evanitsky                President & COO             1998              1,500                    *
  Age 57                            The Juniata Valley
                                    Bank and Juniata
                                    Valley Financial Corp.

Philip E. Gingerich, Jr.            President, Central          1998              5,542                    *
  Age 41                            Insurers Group, Inc.
                                    Lewistown, PA

Dale G. Nace                        Owner, Glenn Nace           1992              1,825                    *
  Age 55                            Plumbing & Heating;
                                    GlenDale Storage,
                                    Millerstown, PA

Edward R. Rhodes                    Retired Partner,            1992              1,470                    *
  Age 71                            E. R. Rhodes & Son
                                    Lewistown, PA

Harold B. Shearer                   Self-Employed Farmer        1988              4,279                    *
  Age 64                            East Waterford, PA


Jan G. Snedeker                     President, Snedeker         1998              1,357                    *
  Age 53                            Oil Co., Inc.
                                    Lewistown, PA

CLASS B Directors to continue in office to 2001.

Don E. Haubert                      President, Haubert          1975              7,689                    *
  Age 60                            Homes, Inc.,
                                    Mifflintown, PA

Timothy I. Havice                   Real Estate Developer       1998             12,486                    *
  Age 52                            Lewistown, PA

Charles L.                          President, Hoenstine        1998              2,741                    *
Hershberger                         Funeral Homes, Inc.
  Age 54                            Lewistown, PA

John A. Renninger                   President of A.D.           1979             10,442                    *
  Age 64                            Renninger Lumber Co.
                                    Richfield, PA

John M. Wilson                      Retired President,          1998             30,705/3/                 1.38%
  Age 70                            Wilson Oil, Co.
                                    Lewistown, PA

Ronald H. Witherite                 Owner, Ron's IGA            1992              1,085           *
  Age 62                            Fruit Market
                                    Reedsville, PA

*    Less than one (1%) percent.

(1) Includes period prior to the formation of JVF (1983) during which the person served as director of the Bank. With respect to former Lewistown directors, does not include years served as Lewistown directors. Each director of JVF also serves as a director of the Bank.

(2) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for the spouse, minor children and any other relative of the individual who has the same home as the individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after March 14, 2000. Beneficial ownership may be disclaimed as to some of the securities.

(3) In last year's proxy statement, we erroneously reported that the number of shares owned by Mr. Wilson was 19,390. The correct number of shares owned which should have been reported in last year's proxy statement is 31,185 (1.34% of JVF's outstanding common stock at that time).

     Our bylaws require that a director resign upon reaching 72 years of age. Pursuant to this requirement, Karl E. Guss, a director since 1974, resigned in January 2000. As of the Record Date, he beneficially owned 16,790 shares of JVF common stock (less than 1%).

     The following table shows all shares beneficially owned by all directors and principal officers as a group:

                             Amount and Nature of
                             Beneficial Ownership
                             --------------------
          Title of Class        Direct        Indirect      Percentage
          --------------        ------        --------      ----------

          Common                142,813         12,668           6.99%

                        MANAGEMENT OF JVF AND THE BANK

Board of Directors

      The Board of Directors of JVF and the Bank are identical. The Board of Directors of JVF has not appointed any committees as of this date. JVF has utilized the Bank's committees.

Executive Officers

      The following table shows our executive officers, their ages, their positions and the common stock each of them beneficially owned (determined according to Securities and Exchange Commission regulations) as of March 13, 2000.

                                                                     Amount and                Percentage
                                                                     Nature of                     of
                                                                     Beneficial                Outstanding
Name and Age                           Title                         Ownership                    Stock
------------                           -----                         ---------                    -----
A. Jerome Cook                     Chairman and CEO                     4,933                       *
   Age 59                          of JVF and the Bank

Francis J. Evanitsky               President and COO                    1,500                       *
   Age 57                          of JVF and the Bank

* - Less than one (1%) percent.

Board Personnel Committee Report on Executive Compensation

      We do not have a Compensation Committee. The Personnel Committee makes recommendations to the Board of Directors regarding executive compensation. The Board of Directors then reviews and ratifies the Personnel Committee's recommendations.

      The Personnel Committee's objective is to provide a level of salary competitive with that offered by other similar regional bank holding companies and banks. The Personnel Committee reviews the results of several salary and compensation surveys. Executive compensation is not based solely on JVF's corporate performance. The process of determining executive compensation is mostly subjective and not based on quantifiable data.

      Our executive officers, Mr. Cook and Mr. Evanitsky, participate in the same two bonus programs in which all of our employees participate. These programs pay modest bonuses. One bonus is paid at year end. The other bonus is paid after JVF's return on assets is calculated. We offer no special incentive programs for our executive officers.

      Mr. Cook's and Mr. Evanitsky's total compensation appears in the Summary Compensation Table on Page 9.

Compensation Committee Interlocks and Insider Participation

      Members of the Personnel Committee are John Renninger, Timothy Havice, Philip Gingerich and Ronald Witherite. None of these committee members:

      .    have been officers or employees of JVF or the Bank at any time; or

      . serves on the compensation committee or any similar committee of another public company.

Stock Performance Graph

      The following graph shows the yearly percentage change in JVF's cumulative total shareholder return on its common stock from December 31, 1995 to December 31, 1999 compared with the S&P Stock Index and a Peer Group Index (the "Peer Group Index"), consisting of eight Pennsylvania bank holding companies. The bank holding companies in the Peer Group Index are ACNB Corporation, Codorus Valley Bancorp, Inc., Columbia Financial Corp., Community Banks, Inc., Fidelity Deposit & Discount Bank, Hanover Bancorp, Inc., PennRock Financial Services Corp., and Union National Financial Corp.


                              [PERFORMANCE GRAPH]
              Comparison of Five-Year Total Cumulative Return

                        Juniata Valley Financial Corp.
                      Stock Price Performance Graph Data

================================================================================================
                                        1994      1995      1996      1997      1998      1999
------------------------------------------------------------------------------------------------
ACNB Corporation                      100.00     124.88    119.68    181.66    180.90    151.74
Codorus Valley Bancorp, Inc.          100.00     133.86    145.75    234.74    214.15    220.03
Columbia Financial Corp.              100.00     117.67    143.29    240.38    252.71    242.40
Community Banks, Inc.                 100.00     115.02    129.58    225.65    207.19    204.55
Fidelity Deposit & Discount Bank      100.00     104.58    108.78    129.85    166.73    193.19
Hanover Bancorp, Inc.                 100.00      99.53    101.99    127.51    132.60    118.30
PennRock Financial Services Corp.     100.00      71.34     70.88     88.94    108.79     84.01
Union National Financial Corp.        100.00     147.29    179.13    181.31    150.66    143.49
                                   -------------------------------------------------------------


Peer Group Total                      800.00     914.17    999.07  1,410.04  1,413.72  1,357.70
------------------------------------------------------------------------------------------------
Peer Group Index                      100.00     114.27    124.88    176.26    176.72    169.71
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Juniata Valley Financial Corp.        100.00     112.36    147.26    166.25    181.50    165.66
------------------------------------------------------------------------------------------------

S & P 500 Total Return                100.00     137.45    168.92    225.21    289.43    350.26
------------------------------------------------------------------------------------------------
S & P 500 Total Return Index          100.00     137.45    168.92    225.21    289.43    350.26
================================================================================================

Remuneration of Executive Officers

      The following Summary Compensation Table shows the annual salary and other compensation of our executive officers for the last three years.

                          SUMMARY COMPENSATION TABLE

                                                                            Long Term Compensation
                                                                        ------------------------------
                                         Annual Compensation                 Awards        Payouts
                                  ----------------------------------    --------------  --------------
                                                          Other                      Securities
Name                                                      Annual        Restricted   Underlying             All Other
and                                                       Compen-         Stock      Options/      LTIP     Compen-
Principal                                                 sation /1/    Awards /2/    SARs /3/  Payouts /4/ sation /5/
Position               Year       Salary ($)  Bonus ($)      ($)           ($)           (#)       ($)           ($)
--------               ----       ----------  ---------   ----------    ----------   ---------------------  --------
A. Jerome Cook         1999       140,279      1,135          -             -             -           -      29,117
Chairman & CEO         1998       130,462      1,185          -             -             -           -      42,504
                       1997       123,392      1,185          -             -             -           -      42,216
______
Francis J. Evanitsky   1999       106,037      1,135          -             -             -           -       9,010
President & COO *      1998       105,987      1,185          -             -             -           -       4,184

* - Mr. Evanitsky is the former President and CEO of Lewistown Trust Company. He began employment with JVF in 1998, after the merger.

(1) The total personal benefits provided for any executive officer, individually or all executive officers as a group did not exceed the lesser of (i) $50,000 or (ii) 10% of the salary and bonus of the officer for any of the years shown. This does not include benefits that are available to all salaried officers, directors and employees on a non-discriminatory basis.

(2)    We have not issued any Restricted Stock Awards to any executive officer.

(3)    We has not issued any options or SARs to any executive officer.

(4) We do not maintain any Long-Term Incentive Plan as defined in the applicable Securities and Exchange Commission regulations.

(5)    Mr. Cook received $7,800 in 1999, $7,800 in 1998, and $7,800 in 1997 as
       compensation for serving as a director of JVF and the Bank. Mr. Cook has elected to defer a portion of this compensation in the manner described below under "Director's Compensation." Mr. Cook participated in the Officer's Supplemental Retirement Plan, also described below. Accruals to Mr. Cook's account under this Plan were $15,000 in 1999, $29,000 in 1998, and $29,000 in 1997. Finally, Mr. Cook participated in the Director's Retirement Plan described below. Accruals to Mr. Cook's account under this plan were $5,813 in 1999, $5,214 in 1998, and $5,012 in 1997. Mr.
       Cook is provided with the use of an automobile. the compensation element of this automobile was $504 in 1999, $490 in 1998, and $404 in 1997. Mr. Evanitsky received $7,800 in 1999 and $3,900 in 1998 as compensation for serving as a director of JVF and the Bank. Mr. Evanitsky is provided with the use of an automobile; the compensation element of this automobile was $1,210 in 1999 and $284 in 1998.

Employment Agreements

       In 1995, we entered into an employment agreement with Mr. Cook. The agreement provides that we will pay Mr. Cook severance compensation equal to
2.95 times his average annual compensation over the five years immediately preceding termination of his employment if:

       .     Mr. Cook's employment is terminated without cause;

       . Mr. Cook's employment is terminated by either Mr. Cook or us at any time during the six months before or nine months after a change in control of JVF and the Bank.

       The agreement will expire when Mr. Cook retires.

       In 1998, we entered into a an employment agreement with Mr. Evanitsky. The key provisions of Mr. Evanitsky's agreement are identical to those of Mr. Cook's agreement summarized in the preceding two paragraphs. The agreement will expire when Mr. Evanitsky retires.

Stock Option Grants

       Securities Exchange Commission regulations require us to disclose stock option grants to executive employees. The Board of Directors has approved the 2000 Incentive Stock Option Plan described on page 16 of this proxy statement and submitted that plan for shareholder approval at the annual meeting. If the plan is approved by the shareholders, it will take effect on May 31, 2000. No options will be granted under the 2000 Incentive Stock Option Plan until it receives shareholder approval and becomes effective. Otherwise, JVF maintains no stock option plans and the following table indicates that JVF has granted no options.

                         INCENTIVE STOCK OPTION GRANTS
                              IN LAST FISCAL YEAR

                                                                           Potential
                                                                           Realizable Value at
                                                                           Assumed Annual Alternative
                                                                           Rates of Stock Price
                                                                           Appreciation
                                          Individual Grants                for Option Term
---------------------------------------------------------------------      ---------------------
                  Number of      % of Total
                  Securities     Options/
                  Underlying     SARs
                  Options/       Granted to      Exercise
                  SARs           Employees       or Base     Expira-
                  Granted        in Fiscal       Price       tion
Name              (#)            Year            ($/Sh)      Date          5% ($)         10% ($)
----              -------        -----------     ------      --------      ------         -------
A. Jerome Cook       0              0%             $0          0           $0                $0

Francis J.           0              0%             $0          0           $0                $0
Evanitsky

Pension Plan

       We maintain a pension plan for employees of JVF and the Bank. The total amount set aside, as of December 31, 1999, for all pension or retirement benefits to be paid for all plan participants was $170,087, which is equal to 5.27% of the total covered compensation of all plan participants. All employees with 12 months' continuous service who are at least 21 years old (except hourly employees who work less than 1,000 hours per year) are eligible to participate. The formula used to determine an employee's monthly pension income is 1% of the employee's average monthly compensation for the plan year multiplied by his or her years of service, not to exceed 99 years. An employee may retire early with reduced benefits as long as the employee is at least 55 years old and has completed 20 years of service. Average monthly earnings are based on the employee's highest five consecutive years of earnings, excluding directors' fees.

       The amount shown on the following table assumes the retired employee:

       .     chose a straight life annuity;
       .     is presently 50 years old; and
       .     will retire at the age of 65 years.

                              PENSION PLAN TABLE

                                          Years of Service
                      ---------------------------------------------------------------------
Remuneration               15            20             25             30             35
------------               --            --             --             --             --
 75,000               $ 13,594        $ 18,125       $ 22,656       $ 27,187       $ 31,718
 95,000               $ 18,674        $ 24,900       $ 31,125       $ 37,349       $ 43,574
115,000               $ 23,794        $ 31,725       $ 39,656       $ 47,587       $ 55,518
135,000               $ 28,894        $ 38,525       $ 48,156       $ 57,787       $ 67,418
145,000               $ 31,444        $ 41,925       $ 52,406       $ 62,887       $ 73,368
155,000               $ 32,700        $ 43,600       $ 54,500       $ 65,400       $ 76,300

As of December 31, 1999, Mr. Cook had 34 years of credit service under the Pension Plan and Mr. Evanitsky had 3 years of credit service under the Pension Plan.

Officer's Supplemental Retirement Plan

      In December, 1988, the Bank established a supplemental retirement plan for certain key executive employees. The main features of the plan are:

      . a target annual retirement benefit equal to 40% of the employee's 1988 compensation;

      . retirement benefit will accrue to the account of each participating employee, beginning in 1989, over employee's working years with the Bank until the age of 65;

      .    benefits will be paid over 10 years beginning at age 65; and

      . a participant can receive a lesser retirement benefit, equal to the participant's accrued benefit to date of retirement, if participant retires at or after the age of 62, as long as he or she has completed 15 years of service.

      The plan also provides for a disability pension in an amount equal to the participant's accrued retirement benefit on the date of disability. This pension:

      .    is payable over a 10-year period, beginning at age 65;

      .    payment may be accelerated with approval of the Board.


      If a participant in the plan dies while employed by the Bank, a death benefit is payable. The amount of the benefit depends on whether the Bank has purchased insurance on the life of the participant. The death benefit is equal to:

      .    the proceeds of the policy if the Bank has purchased insurance; or

      . the equivalent of the participant's accrued retirement benefit if the Bank has not purchased life insurance.

Directors' Compensation

      We pay each director an annual directors's fee of $7,800 for attending 12 regular meetings of the Board of Directors. We also pay each director who is not an executive officer $75 for attending each Bank committee meeting and special meeting of the Board of Directors.

Director's Deferred Compensation Plans

      The 1982 Plan

      In 1982, we established a director's deferred compensation plan. This plan permitted participating directors to defer $3,700 in director's fees each year for a five year period beginning with the election to participate in the plan. In return we agreed to pay each participating director a specified amount in 120 equal payments beginning at the age of 65 or five years after the date the director elects to participate in the plan, whichever is later. If the director were to die before that time, upon the death of the director. We applied the deferred director's compensation to the purchase of life insurance policies which will fund our obligations under the plan. JVF is the owner and the beneficiary of these life insurance policies.

      The 1987 Plan

      In 1987, when the first director's deferred compensation plan was fully funded, we offered directors a second deferred compensation plan. Each director could elect to defer $4,900 in directors fees each year for five years in exchange for an additional benefit similar to that offered under the 1982 plan.

      The 1991 Plan

      In 1991, when the second plan was funded, we offered a third deferred compensation plan to directors. Each director could elect to defer $6,000 in director's fees each year for five years in order to receive an additional benefit similar to that offered under the 1982 and 1987 plans.

      All three plans operate in substantially the same manner and all are funded by insurance policies as described above. The 1982, 1987 and 1991 plans will continue in effect.

      The 1999 Plan

      Effective January 1, 1999, the Board of Directors adopted a directors' deferred compensation which is in addition to the other plans described above. The 1999 plan is different than the other deferred compensation plans. The 1999 plan is an unfunded plan. We do not make contributions to the plan. This plan simply allows our directors to defer receipt of their compensation to future dates.

      Prior to each calendar year, a director may elect to defer receipt of all or a part of his or her compensation for that calendar year. We will credit the deferred amounts to an account maintained at the Bank. Each participating director will have a separate account. The deferred compensation will earn interest, compounded quarterly, at the current interest rate of the Bank's floating IRA savings program.

      A participating director who resigns as director before reaching age 55 will receive his or her account balance in one lump sum distribution. A participating director who resigns as director after reaching age 55 will receive his or her account balance in equal semi-annual payments the ten years beginning on the earlier of January 1 or July 1 after he or she resigns.

      If a participating director dies prior to receiving all of his or her account balance, we will pay the director's remaining account balance in one lump sum to the director's designated beneficiary. In the event of a director's permanent disability or unforeseeable emergency, the Board of Directors has the discretion to accelerate payment that director's account balance.

Director's Retirement Plan

      In December, 1988, the Bank established a retirement program for directors. All persons who were directors of the Bank on January 1, 1988, are eligible for benefits under the plan. All directors who became directors after January 1, 1988, are eligible upon completing six months of service on the Board. The plan provides for a target retirement benefit of $7,800 per year for 10 years beginning at age 65, or, if later, at when the director has completed 10 years of credited service (as defined in the plan) with the Board. The retirement benefit for each director will accrue over his or her remaining projected period of service until he or she reaches age 65 or completes 10 years of credited service. The plan depends on annual funding which is subject to approval by the Board of Directors. If the Board terminates the plan or declines to make a contribution in any year, directors will receive only the benefits that have accrued, even if less than the targeted benefits. Lesser benefits are payable in the event of the director's death, disability, or other termination (except terminations caused by the director's fraud or dishonesty).

Transactions with Officers and Directors

      During 1999, the Bank had and expects to continue having banking transactions in the ordinary course of business with our directors, officers, and principal shareholders on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others. Management believes that these loans present no more than the normal risk of collectibility or other unfavorable features. During 1999, the highest aggregate amount of credit the Bank extended to directors, officers and their associates, either directly or indirectly, did not exceed 20% of equity capital. Also during 1999, extension of credit to any one director, officer, or principal shareholder did not exceed 10% of equity capital.

Section 16(a) Beneficial Ownership Reporting Compliance

      Our directors and executive officers must file reports with the Securities and Exchange Commission indicating:

      .    the number of shares of JVF common stock they beneficially own; and

      .    changes in their beneficial ownership.

      To the best of our knowledge, our directors and executive officers filed all required reports in 1999.

Committees of the Board of Directors of the Bank

      The Board of Directors of JVF has not established its own committees. The Board uses the committees of the Bank.

      The Board of Directors met 12 times during 1999. No director attended fewer than 75% of the total number of meetings of the Board and committees on which he or she served.

Audit Committee

      Members:        Edward Rhodes          Martin Dreibelbis
                      Charles Hershberger    John Wilson

      Meetings:       3

      Functions:

          . Review internal financial information;
          . Review the results of audits with independent auditors;
          . Oversee quarterly reporting; and
          . Review examination reports by state and federal banking regulators.

Trust Committee

      Members:        Harold Shearer         Joe Benner
                      John Wilson            Martin Dreibelbis

      Meetings:       11

      Functions:

          . Determine the policy and investments of the Bank's Trust Department . Accept and relinquish all fiduciary relationships; and . Keep minutes of meetings for monthly review by the Board of
            Directors.

Personnel Committee

      Members:        John Renninger         Timothy Havice
                      Philip Gingerich       Ronald Witherite

      Meetings        2

      Functions:      Review all personnel policies, including compensation of
                      all employees.

Other Committees of the Bank

      There is no nominating committee. There are other standing committees which the Chairman of the Board appoints from time to time subject to the approval of the Board. Examples of some of these committees are:

           .     Policy Committee;
           .     Consumer Committee;

           .     Marketing Committee;
           .     Buildings and Grounds Committee; and
           .     Pension and Finance Committee.

                    APPROVAL OF INCENTIVE STOCK OPTION PLAN

      At the annual meeting, you will be asked to vote to approve the JVF 2000 Incentive Stock Option Plan. We recommend that you vote for it. A copy of the plan is attached to this proxy statement as Appendix "A."

Vote Required

      If a majority of the shares of common stock entitled to vote at the meeting are voted for the plan, the plan will be approved.

Summary of the Plan

      Here is a summary of the significant terms of the plan approved by the Board of Directors on January 18, 2000:

         Total Number of
           Shares Covered...........  200,000

         Administration ............  The Board of Directors, or a committee appointed by the Board will administer the plan.

         Eligible...................  Persons Officers and other key employees of JVF and the Bank.

         Exercise Price.............  Generally the fair market value of JVF's common stock on the date we grant the
                                      option.

         Terms of Options...........  Generally 10 years, but could be a shorter period.

         Vesting of Options.........  Options granted to an employee who is age
                                      54 or younger will generally vest over a five-year period, with 20% of the options becoming exercisable on each anniversary of the date the options were granted.

                                      Options granted to an employee who is age
                                      55 or older will generally vest over a
                                      three-year period, with 33% of the options becoming exercisable on each anniversary of the date the options were granted.

                                      We can alter these vesting schedules.

         Exercise of Options........  The holder of an option can choose to pay the exercise price of the option in cash, with JVF common stock (valued at the closing price of the common stock on the exercise date) or by a combination of cash and JVF stock.

         Transferability............  Options are not transferable except by will or by intestate succession.

        Acceleration of
           Vesting Options..........  If a Change of Control of JVF (as defined in the plan) occurs, the options will vest immediately and become exercisable in full unless we determine otherwise.

         Term of Plan...............  The plan will expire on May 31, 2010, unless we terminate it earlier.

Federal Income Tax Consequences to Option-Holders

      Options granted under the plan will be incentive stock options ("ISO's"). If the option-holder holds the underlying stock for the required holding period, he or she will receive special tax treatment. The option-holder will not recognize any taxable income when the we grant the option or when the option-holder exercises the option. When the option-holder resells the stock, he or she will recognize capital gain or loss equal to any difference between the sale price and the exercise price.

      The required holding period is the later of one year from the date of exercise or two years from the date of the grant. If the option-holder disposes of the stock during this holding period, he or she will recognize ordinary income equal to the difference between the fair market value on the date of exercise and the exercise price, or the difference between the sale price and the exercise price, whichever is less. We are entitled to take a deduction in the amount of ordinary income recognized by the option-holder.

      This is only a summary of the federal income tax consequences of the grant and exercise of options under the plan. It is not a complete statement of all tax consequences. In particular, we have not discussed the income tax laws of any municipality, state, or foreign country where an optionee resides.

                                OTHER BUSINESS

      At the date of this proxy statement, we are not aware of any business to presented at the annual meeting other than the proposals discussed in this proxy statement. If other proposals are properly brought before the meeting, the proxyholders named in the enclosed proxy card will vote your shares as they see fit.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      We have engaged Beard & Company, Inc., Reading, Pennsylvania, as principal accountant to audit the financial statements of JVF and the Bank for the year 1999. This firm has no material relationship with JVF or the Bank and is considered to be well qualified. A representative of the firm is expected to be at the annual meeting.


                            FORM 10-K ANNUAL REPORT

      You can obtain a copy of our Annual Report on Form 10-K free of charge by sending your request to:

                              Ms. Linda L. Engle
                         Executive Vice President/CFO
                            The Juniata Valley Bank
                                  P.O. Box 66
                            Mifflintown, PA  17059

                                RETURN OF PROXY

      We urge you to sign, date and return the enclosed proxy card as soon as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        RONALD H. WITHERITE

                                        Secretary

Mifflintown, Pennsylvania
March 14, 2000

                                  APPENDIX "A"

                         JUNIATA VALLEY FINANCIAL CORP.
                        2000 INCENTIVE STOCK OPTION PLAN


1. Purpose.

     The purpose of the Juniata Valley Financial Corp. Incentive Stock Option Plan (the "Plan") is to attract, retain and motivate highly qualified employees for Juniata Valley Financial Corp. ("JVF") and its subsidiaries by making provision for the payment of supplemental compensation ("Awards") to key employees for services which substantially contribute to the success of JVF and its subsidiaries. The Plan is designed to provide incentives to those employees who are in a position to contribute to the long-term growth and profitability of JVF and its subsidiaries. The Plan will also make JVF's compensation program more competitive with those of other bank holding companies and banks. JVF will benefit from the added interest which employees will have in the success of JVF and its subsidiaries as a result of their proprietary interest in JVF.

2. Administration of the Plan.

     (a) The Plan shall be administered by JVF's Board of Directors (the "Board") which shall appoint a committee (the "Committee") composed of not less than three (3) or more than six (6) members of the Board (which Committee may, but need not be, the Executive and Compensation Committee). No director who is an employee of JVF or any subsidiary shall serve on the Committee. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. All members of the Committee must be ineligible (and must have been ineligible for a one (1) year period prior to appointment to the Committee) to receive an Award under the Plan or any other similar plan of JVF.

     (b) Subject to the express provisions of the Plan and to such orders or resolutions not inconsistent with the provisions of the Plan as may be issued or adopted from time to time by the Board, the Committee shall recommend to the Board and the Board shall have the full power and authority, in its discretion, to grant Awards hereunder, to determine to whom and the time when Awards will be granted (sometimes referred to as "Options"), to determine the purchase price of Juniata common stock ("Stock") covered by each Option and the term of each Option, to determine the terms and provisions of the Option agreements entered into in connection with awards under the Plan, to interpret the Plan, to supervise the administration of the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations and take any other action deemed necessary or desirable to the proper operation or administration of the Plan.

     (c) Any determination, decision, or action of the Board provided for in the Plan may be made or taken by action of a majority of the members of the Board, and shall be final and binding on all persons (including plan participants, JVF, subsidiaries of JVF, any stockholder of JVF, any employee of JVF, or any subsidiary of JVF). No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

     (d) Neither the Committee, the Board of Directors, JVF, nor any officer or employee of JVF or any subsidiary of JVF shall have any duty to advise Plan participants of any rules, interpretations or determinations by the Board, and each participant shall be bound by such rules, interpretations or determinations upon communication thereof to such participant effective as of such date (prior to, subsequent to or concurrent with such communication) that each such rule, interpretation or determination shall have been intended to be effective by the Board.

3. Stock Subject to the Plan, Scope, and Duration.

     (a) Awards under the Plan shall be granted in the form of Incentive Stock Options ("ISO's"), in conformity with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (b) The total number of shares of Stock as to which Options may be granted under this Plan during the period ending May 31, 2010, shall be 200,000 shares. Issuance of Stock upon exercise of an Option shall reduce the total number of shares of Stock available under the Plan. There shall not be counted against this total any shares of Stock covered by an Option that has lapsed unexercised or which has been forfeited as hereinafter provided.

     (c) Shares of Stock as to which Options under the Plan may be granted may be made available by JVF from authorized but unissued Stock or from Stock reacquired by JVF (including Stock purchased in the open market).

     (d)  The Plan shall terminate on May 31, 2010.

4. Eligible Employees.

     The persons who shall be eligible to receive Awards under this Plan shall be such key executive employees (including officers and directors who are employees) of JVF or any of its wholly-owned subsidiaries, without limitation as to length of service, who are from time to time serving in a managerial, administrative, or professional position and who are recommended to, and authorized by, the Board for Awards under the Plan.

5. Granting Awards.

     (a) The Committee shall recommend to the Board, which, subject to the limitations of this Plan, shall select from eligible employees those persons to be granted Awards ("Participants") and shall determine the time when each Award shall be granted, the number of shares of Stock to be subject to an Award, and the terms and conditions consistent with this Plan, upon which Awards are to be made. The Board shall make Awards to the key employees so selected for the number of Options and upon the terms and conditions so determined. No

Options or Stock shall be issued or distributed under this Plan unless and until all legal requirements applicable to the issuance or transfer of such Options and/or Stock have been complied with to the satisfaction of the Board and JVF. Awards may be made at any time, from time to time, after such consultation with and consideration of the recommendations of management as the Board deems desirable.

     (b) No Awards shall be granted under this Plan after its termination on May 31, 2010, but Awards granted prior to such termination date may extend beyond the date, and the terms of the Plan shall continue to apply to such Awards.

6.   Terms and Conditions Applicable to all Options.

     (a)  General.  Options shall be made from time to time in the form of
          -------
ISO's. Each Option shall be subject to all of the terms and conditions provided in this Section, all other applicable terms and conditions in the Plan, and such other terms and conditions ("Discretionary Conditions") as may be specified by the Board with respect to the Option and the Stock covered thereby at the time of the making of the Award or as may be specified thereafter by the Board in the exercise of its powers under the Plan. Without limiting the foregoing, it is understood that the Board may, at any time and from time to time after the granting of an Option under this Plan, specify such additional terms and conditions with respect to such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms and conditions for compliance with federal and state securities and tax laws. The terms and conditions with respect to any Option, or with respect to any Award to any Participant, need not be identical with the terms and conditions with respect to any other Option or any other Participant.

     (b)  Option Agreement.  Receipt of an Option shall be subject to execution
          ----------------
of a written agreement (the "Option Agreement") between JVF and the Participant, in a form approved by the Board, which shall set forth the number of Options awarded, the number of shares of Stock that may be purchased pursuant to such Options, the applicable Option Price (as defined herein) and such other terms and conditions provided in the Plan as may be deemed appropriate by the Board, including, but not limited to, any Discretionary Conditions. The Option Agreement shall be subject to, and shall be deemed amended to include, such additional Discretionary Conditions as the Board may thereafter specify in the exercise of its powers under this Plan. A fully executed original counterpart of the Agreement shall be provided to JVF and the Participant.

     (c)  Fair Market Value of Stock.  The Fair Market Value of a share of the
          --------------------------
JVF common stock shall mean the closing sales price of the Stock on the principal stock exchange on which the stock is traded on the day the Option is granted; or if no sale of the Stock has been made on any stock exchange on that day, the Fair Market Value shall be determined by reference to such price for the next preceding day on which a sale occurred.

     (d)  Payment of Option Price.  The Option Price for the shares as to which
          -----------------------
an Option is exercised shall be paid to JVF in full on or within ten (10) days after the date of exercise. At the election of the Participant, such payment may be (i) in cash, (ii) in shares of Stock owned by the Participant prior to exercising the Option and having a Fair Market Value on date of payment equal to the Option Price for the shares of Stock being purchased and which satisfy such other requirements as may be imposed by the Board, or (iii) partly in cash and partly in such shares of Stock. Stock acquired by the Participant which is identified as having been obtained through an ISO under this Plan and still subject to ISO holding requirements as defined in the Code, may not be tendered in payment of the Option Price.

     (e)  Right as a Stockholder.  No Participant shall have any rights to
          ----------------------
dividends or other rights of a stockholder with respect to shares of Stock subject to an Option until the Participant has given written notice of exercise of the Option, has paid in full the Option Price for such shares of Stock and has otherwise complied with this Plan, the Option Agreement and such rules and regulations as may be established by the Board.

     (f)  Listing and Registration of Shares.  No Option granted pursuant to the
          ----------------------------------
Plan shall be exercisable in whole or in part if at any time the Board shall determine in its discretion that the listing, registration, or qualifications of the shares of Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue of shares thereunder, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     (g)  Investment Purpose. Each Option under this Plan shall be granted on
          ------------------
the condition that the purchases of shares of Stock hereunder shall be for investment purposes, and not with a view to resale or distribution. This condition shall not be applicable if the Stock subject to the Option is registered under the Securities Act of 1933, as amended, or if, in the opinion of counsel for JVF, a resale of such stock without registration is permitted under the Securities Act of 1933 and any other applicable law, regulation, or rule of any governmental agency.

     (h)  Investment Representation.  The Board may require each person
          -------------------------
purchasing shares of Stock pursuant to the exercise of an Option to represent to and agree with JVF in writing that such shares are being acquired for investment and without a view to distribution thereof. The Certificates for shares of Stock so purchased may include any legend which the Board deems appropriate to reflect any restriction or transfer. The Board also may impose, in its discretion, as a condition of any Option, any restrictions on the transferability of shares of Stock acquired through the exercise of such Option as it may deem fit. Without limiting the generality of the foregoing, the Board may impose conditions restricting absolutely the transferability of shares of Stock acquired through the exercise of Options for such periods as the Board may determine and, further, in the event a Participant's employment by JVF or a subsidiary terminates during the period in which such shares of Stock are nontransferable, the Participant may be required, if required by the related Option Agreement, to sell such Stock back to JVF at such price and on such other terms as the Board may have specified in the Option Agreement.

7.   Incentive Stock Options.

     In addition to the other terms and conditions set forth in this Plan, the following shall be applicable to all ISO's:

     (a)  Option Price.  The purchase price per share of Stock deliverable upon
          ------------
the exercise of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the day the Option is granted, but in no event less than the par value of such Stock.

     (b)  Exercise Term.  Each ISO agreement shall state the period or periods
          -------------
of time within which the ISO may be exercised by the participant, in whole or in part, which shall be such period or periods of time as may be determined by the Board, provided that the exercise period shall not commence earlier than six (6) months after the date of the grant of the ISO nor end later than ten (10) years after the date of the grant of the ISO. The Board shall have the power to permit in its discretion an acceleration of the previously determined exercise terms, subject to the terms set forth herein, under such circumstances and upon such terms and conditions as it deems appropriate.

     (c) Notwithstanding anything herein to the contrary, no ISO shall be granted to any individual if at the time the ISO is to be granted the individual owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of JVF unless at the time such ISO is granted the ISO price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the ISO and such ISO's by its terms is not exercisable after the expiration of five (5) years from the date such ISO is granted. For purposes of the preceding sentence, the attribution rule of Stock ownership set forth in Section 425(d) of the Code shall apply.

     (d)  Notice of Sale.  A Participant shall give prompt notice to JVF of any
          --------------
disposition of shares of Stock acquired upon exercise of an ISO if such disposition occurs within either two (2) years after grant of the ISO or one (1) year after receipt of such Stock by the Participant.

     (e)  Other Terms.  Each ISO agreement shall contain such other terms,
          -----------
conditions and provisions as the Board may determine to be necessary or desirable in order to qualify such ISO as a tax-favored option within the meaning of Section 422 of the Code. Subject to the limitations of Paragraph 11, and without limiting any other provisions hereof, the Board shall have the power without further approval to amend the terms of this Plan or any Awards or agreements thereunder for such purpose.

8. Non-transferability of Options.

     Options granted under this Plan shall not be transferable by the Participant other than by will or by the laws of descent and distribution. During the lifetime of a Participant, Options may be exercised only by the Participant. Options exercisable after the death of a Participant may be exercised by the legatees, personal representatives, or distributees of the Participant.

9. Stock Adjustments.

     (a) In the event that the shares of Stock shall be changed into or exchanged for a different number or kind of shares of stock of JVF or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Stock subject to, or which may become subject to, an Award under this Plan, the number and kind of shares into which each outstanding share of Stock shall be exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Awards shall also be appropriately amended as to Option Price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of outstanding shares of the Stock, or any shares into which such shares shall have been changed, or for which the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award theretofore granted or which may be granted under this Plan, such adjustments shall be made in accordance with such determination.

     (b) Fractional shares resulting from any adjustment in Awards pursuant to this Paragraph 9 may be settled in cash or otherwise as the Board shall determine. Notice of any adjustments shall be given by JVF to each holder of an Award which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan. The Board may round down to the next whole number any shares of Stock resulting from any adjustment in Awards in order to eliminate fractional shares.

     (c) The Board shall have the power, in the event of any merger or consolidation of JVF with or into any other corporation, or the merger or consolidation of any other corporation with or into JVF, or the sale of all or substantially all of the assets of JVF, or an offer to purchase made by a party other than JVF to all shareholders of JVF for all or any substantial portion of the outstanding Stock, to amend all outstanding Awards to permit the exercise of all such Awards prior to the effectiveness of any such merger, consolidation, or sale or the expiration of any such offer to purchase and to terminate such Awards as of such effectiveness or expiration.

     (d) In making the adjustments provided for by this Paragraph 9, consideration shall be given to applicable tax and securities laws in order to avoid a premature lapse or disqualifying disposition of an Option due solely to such adjustment.

10. Withholding Taxes.

     (a) Subject to the provisions of subparagraph (b), JVF may require that any Participant, as a condition of the exercise of an Option, other than an ISO, pay or reimburse any taxes which JVF or a subsidiary is required to withhold in connection with the exercise of the Option.

     (b) A Participant may satisfy the withholding obligation described in subparagraph (a), in whole or in part, by electing to have JVF withhold shares of Stock (otherwise issuable upon the exercise of an Option) having a Fair Market Value equal to the amount required to be withheld. An election by a Participant to have shares withheld for this purpose shall be subject to the following restrictions:

     (i) it must be made prior to the date on which the amount of tax to be withheld is determined;

     (ii)  it shall be irrevocable;

     (iii) it shall be subject to disapproval by the Board; and

     (iv) it shall be ineffective if the effect of such election is to cause a violation of any regulation of the Securities and Exchange Commission.

11.  Effective Date, Termination, and Amendment of the Plan.

     (a) This Plan shall become effective on May 31, 2000 provided that JVF's stockholders shall have adopted the Plan at the Company's 2000 Annual Meeting of Stockholders. Once effective, this Plan shall terminate on May 31, 2010.

     (b) The Board may, insofar as permitted by law, from time to time and at any time, with respect to any Stock at the time not subject to Awards, terminate, suspend, alter, amend or discontinue the Plan, in whole or in part, except that no such modification, alteration, amendment, or discontinuation shall, without the Participant's consent, impair the rights of any Participant under any Award granted to such Participant, except in accordance with the provisions of this Plan and/or the Agreement applicable to any such Award, and further, no modification, alteration, or amendment shall, without the approval by the holders of a majority of the then outstanding voting stock of JVF represented and entitled to vote at a stockholders' meeting:

     (i) increase the total number of shares of Stock reserved for the purpose of the Plan;

     (ii) decrease the Option Price of any Option to less than one hundred percent (100%) of Fair Market Value on the date of grant of any Option; and

     (iii) materially increase the benefits occurring to Participants under this Plan.

12.  Miscellaneous.

     (a)  No Rights to Continued Employment or Award.  This Plan does not,
          ------------------------------------------
directly or indirectly, create any rights in any employee or class of employees to receive any Awards under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by JVF or a subsidiary, and it shall not be deemed to interfere in any way with the right of JVF or any subsidiary to terminate or otherwise modify an employee's employment at any time.

   (b)  Failure to Comply with Terms and Conditions.  Notwithstanding any other
        -------------------------------------------
provision of this Plan, no payment or delivery with respect to any Award shall be made, and all rights of the Participant who receives such Award (or his designated beneficiary or legal representative) to such payment or delivery under this Plan shall be forfeited, at the discretion of the Board, if, prior to the time of such payment or delivery, the Participant breaches any restriction or any of the terms, restrictions and/or conditions of this Plan and/or any agreement with respect to such Award.

   (c)  Parties in Interest.  The provisions of this Plan and the terms and
        -------------------
conditions of any Award shall, in accordance with their terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate, executors, administrators or trustees thereof, heirs and legatees and any receiver of such estate.

   (d)  Indemnification.  No member of the Committee or the Board shall be
        ---------------
personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of the Committee or the Board, nor for any mistake or judgment made in good faith, and JVF shall indemnify and hold harmless each member of the Committee and the Board and each other officer or employee of JVF to whom any duty or power relating to the administration or interpretation of this Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with this Plan, unless arising out of such person's own fraud or bad faith. This provision shall in no way limit the right to indemnification, or affect the lack of personal liability to which an employee, officer, or director is entitled under JVF's Bylaws or under applicable law.

   (d)  Designation of Beneficiary.  Each Participant may designate a
        --------------------------
beneficiary or beneficiaries (on a form supplied by the Board) to exercise his Awards in the event of his death, and may change such designation from time to time and at any time prior to the death of such Participant.

   (e)  Governing Law.  All questions pertaining to construction, validity and
        -------------
effect of the provisions of this Plan and the rights of all persons hereunder shall be governed by the laws of the Commonwealth of Pennsylvania.

                                     PROXY
                        JUNIATA VALLEY FINANCIAL CORP.
                                  P.O. Box 66
                            Mifflintown, PA  17059
                          Telephone:  (717) 436-8211

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  DIRECTORS OF JUNIATA VALLEY FINANCIAL CORP.

    The undersigned hereby appoints Jean K. Bitner, Ruth K. Knarr and Richard
K, Yohn as Proxies, each with the power to appoint his or her substitute, and authorizes them to represent and vote, as designated below, all the shares of common stock of Juniata Valley Financial Corp. held of record by the undersigned on March 13, 2000 at the annual meeting of shareholders to be held on April 18, 2000.

1.  ELECTION OF DIRECTORS:

    For all Nominees Listed Below  _____       Withhold Authority  _____
    (except as indicated below)

                                    CLASS A
                                    -------
                    A. Jerome Cook                Robert K. Metz
                    Martin L. Dreibelbis          Richard M. Scanlon, DMD
                    Marshall L. Hartman

    INSTRUCTION:    To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space immediately below.

2.  APPROVAL OF 2000 INCENTIVE STOCK OPTION PLAN:   To approve the 2000
    Incentive Stock Option Plan described in the proxy statement.

                    FOR ___         AGAINST ___     ABSTAIN ___

3. OTHER BUSINESS: Take action on other business which may properly come before the meeting.

                    FOR ___         AGAINST ___     ABSTAIN ___

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION OR DIRECTION IS MADE, THEY WILL BE VOTED FOR THE ELECTION OF THE FIVE CLASS A DIRECTORS, FOR THE 2000 INCENTIVE STOCK OPTION PLAN AND FOR ANY OTHER BUSINESS IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.

Dated this    day of    , 2000.                                       (SEAL)
                                        ------------------------------------
                                        Signature


                                                                      (SEAL)
                                        ------------------------------------
                                        Signature

                                        Please sign exactly as your name appears hereon. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, please give full title. If more than one Trustee, all must sign. All joint owners must sign.